Exhibit 99.1

WEBSTER FINANCIAL ANNOUNCES PRICING OF

COMMON STOCK OFFERING

WATERBURY, Conn., December 21, 2010 – Webster Financial Corporation (“Webster”) (NYSE: WBS), the holding company for Webster Bank, N.A., today announced the pricing of its previously announced underwritten public offering of 6,630,000 shares of its common stock at a price to the public of $18.00 per share. The offering is expected to close on or about December 27, 2010, subject to customary closing conditions. All of the shares in the offering are being offered by Webster.

In conjunction with the public offering, Warburg Pincus and one of its affiliates, each an existing stockholder, have agreed to purchase 2,069,848 shares of Webster’s common stock at the price to the public less applicable underwriting discounts and commissions. Together, with the shares issued in the public offering, the total number of shares sold is 8,699,848.

Webster intends to use the proceeds to redeem the remaining $200 million of Capital Purchase Program preferred shares held by the United States Treasury. “With this common stock offering, we are not only exiting the Capital Purchase Program but also are bolstering our already strong tangible common equity ratio. This transaction further positions Webster to finance our regional economic recovery,” said James C. Smith, chairman, president, and chief executive officer of Webster.

Barclays Capital is acting as book-running manager for the common stock offering.

A shelf registration statement, including a prospectus, with respect to the offerings was previously filed by Webster with the Securities and Exchange Commission and declared effective on December 4, 2008. A prospectus supplement relating to the offering has been filed with the Securities and Exchange Commission. The offerings will be made only by means of a prospectus supplement and accompanying base prospectus. Copies of the prospectus supplement and the accompanying prospectus relating to these securities may be obtained without charge from Barclays Capital Inc. c/o, Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, telephone: (888) 603-5847 or by emailing barclaysprospectus@broadridge.com. A copy of the prospectus supplement and accompanying base prospectus may also be obtained without charge by visiting the SEC website at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

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Webster Financial Corporation (NYSE: WBS) is the holding company for Webster Bank, National Association. With $17.8 billion in assets, Webster provides business and consumer banking, mortgage, financial planning, trust and investment services through 181 banking offices, 497 ATMs, mobile banking, the Customer Care Center, and the Internet. Webster Bank owns the asset-based lending firm Webster Business Credit Corporation, and the equipment finance firm Webster Capital Finance, and provides health savings account, trustee and administrative services through HSA Bank, a division of Webster Bank. Member FDIC and equal housing lender.

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Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would” and “could.” Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives and expectations of Webster, its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Webster’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Webster’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (1) local, regional, national and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; (2) volatility and disruption in national and international financial markets; (3) government intervention in the U.S. financial system; (4) changes in the level of non-performing assets and charge-offs; (5) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (6) adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; (7) inflation, interest rate, securities market and monetary fluctuations; (8) the timely development and acceptance of new products and services and perceived overall value of these products and services by customers; (9) changes in consumer spending, borrowings and savings habits; (10) technological changes; (11) the ability to increase market share and control expenses; (12) changes in the competitive environment among banks, financial holding companies and other financial service providers; (13) the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which we and our subsidiaries must comply, including those under the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III update to the Basel Accords that is under development; (14) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; (15) the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; and (16) our success at managing the risks involved in the foregoing items and (17) the other factors that are described in Webster’s Annual Report on Form 10-K under the heading “Risk Factors.” Any forward-looking statement made by Webster in this release speaks only as of the date on which it is made. Factors or events that could cause Webster’s actual results to differ may emerge from time to time, and it is not possible for Webster to predict all of them. Webster undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.